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[KPMG LETTERHEAD APPEARS HERE]


                                                                    EXHIBIT 23.5

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated June 16, 1999, with respect to the financial statements of The North American Antenna Sites Business of Motorola, Inc. which appears in the Pinnacle Holdings Inc.'s Registration Statement (No. 333-82273) on Form S-3 dated July 21, 1999.


                                               /s/ KPMG LLP


Chicago, Illinois
July 21, 1999